UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2015

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI		48236
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a), (b) As previously disclosed, on July 10, 2015, the Audit Committee of Saga Communications, Inc. (the “Company”) recently completed a competitive process to determine what audit firm would serve as the Company’s independent registered public accounting firm for the year ended December 31, 2015, determined to dismiss Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm effective immediately following the Company’s filing of its Quarterly Report on Form 10-Q for the quarter ending June 30, 2015 (“Second Quarter 10-Q”). On August 7, 2015, the Company filed its Second Quarter 10-Q and dismissed E&Y as its independent registered public accounting firm.

The reports of E&Y on the Company’s consolidated financial statements as of and for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2014 and 2013 did not contain an adverse opinion, nor were they qualified or modified.

During the years ended December 31, 2014 and 2013, and through August 7, 2015, there were no (a) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K/A and requested from E&Y a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of E&Y’s letter dated August 10, 2015 is attached as Exhibit 16.1.

Also as previously disclosed, contemporaneous with the determination to dismiss E&Y, the Audit Committee engaged UHY LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2015, also to be effective immediately following the filing of the Company’s Second Quarter 10-Q. On August 7, 2015, the Company filed its Second Quarter 10-Q and its engagement of UHY LLP as its independent registered public accounting firm became effective.

During the years ended December 31, 2014 and 2013 and the subsequent interim period through August 7, 2015, the Company did not consult with UHY LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit:

16.1	Letter of Ernst & Young LLP, dated August 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.

Dated: August 10, 2015	By:	/s/ Catherine A. Bobinski
Catherine A. Bobinski Senior Vice President, Chief Accounting Officer and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Ernst & Young LLP, dated August 10, 2015.